Exhibit 10.29

ADDENDUM TO EMPLOYMENT AGREEMENT

This Addendum to Employment Agreement (this “Addendum”) is made and entered into as of September 1, 2019 by and between Nelson Chai (“Employee”) and Uber Technologies, Inc. (the “Company”), a Delaware corporation.

WHEREAS:

1.	Employee and the Company entered into an Employment Agreement dated April 9, 2019 (the “Employment Agreement”).

2.	Employee and the Company have agreed that the Employment Agreement will be amended according to the terms and conditions in this Addendum.

3.	This Addendum is deemed to form an integral part of the Employment Agreement.

EMPLOYEE AND THE COMPANY AGREE AS FOLLOWS, EFFECTIVE SEPTEMBER 1, 2019:

1.	Section 1(b) of the Employment Agreement is hereby amended in its entirety to read as follows:
“b. Principal Work Location. Your principal place of employment will be the Company’s office located at 1400 Broadway St., New York, New York.”

2.	Section (i) in the definition of “Good Reason” in Section 5(b)(2)(vii) of the Employment Agreement is hereby amended in its entirety to read as follows:
“(i) the Company (or a successor, if appropriate) requires you to relocate to a facility or location more than fifty (50) miles away from the location at which you were working immediately prior to the required relocation, it being agreed that your relocation to San Francisco shall not constitute Good Reason;”

Except for the modifications in this Addendum, all other terms and conditions contained in the Employment Agreement will remain unchanged and shall be in full force and effect. Both this Addendum and the Employment Agreement shall be construed in accordance with and governed by the choice of law provisions set forth in the Employment Agreement. This Addendum may be executed by pdf or other electronic signature and by one or more counterpart signatures, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

ACCEPTED AND AGREED:

/s/ Nelson Chai	/s/Nikki Krishnamurthy
Nelson Chai	Nikki Krishnamurthy
Chief People Officer
Uber Technologies, Inc.

August 30, 2019	August 30, 2019
Date	Date